                                                                   EXHIBIT 10.94



                          THIRD MODIFICATION AGREEMENT


         This THIRD MODIFICATION AGREEMENT (this "Agreement") dated as of the 30th day of March, 2001 by and between CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation (hereinafter called"Borrower"), and BANK ONE, NA (successor by merger to Bank One, Texas, N.A.), as Agent (hereinafter called "Agent") for the Lenders under the Loan Agreement (as hereinafter defined);

                                   WITNESSETH:

         WHEREAS, Borrower, Agent and the Lenders (as such term is defined therein) entered into that certain 1999 Amended and Restated Loan Agreement dated April 8, 1999, as modified by Modification Agreement dated March 28, 2000 and Second Modification Agreement dated August 15, 2000 (as the same may be modified, amended, restated or supplemented from time to time, the "Loan Agreement");

         WHEREAS, Borrower has requested and Lender has agreed to make certain revisions to the Loan Agreement as more particularly set forth below;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Loan Agreement.

         2. Section 5.15(f) of the Loan Agreement is deleted and the following is substituted in lieu thereof:

                  (f) CSLC shall continuously maintain Liquid Assets of at least $4,000,000, to be measured quarterly.

         3. Borrower acknowledges that the Property failed to comply with the minimum Cash Flow Coverage of .65 to 1 as of December 31, 2000 (the "12/31/00 Default"). Agent has waived the 12/31/00 Default. Borrower agrees as follows:

                  (1) On or before March 30, 2001, Borrower will calculate and present to Agent the estimated March 31, 2000 Cash Flow Coverage of the Property based on actual results for January and February 2001 and estimated results for March 2001. If such calculations indicate that the Property will not maintain the required Cash Flow Coverage of .75 to 1 as of March 31, 2001, Borrower will deposit with Agent funds in an amount which, if applied to reduce the outstanding principal balance of the Loan, would cause the Property to maintain a minimum Cash Flow Coverage of .75 to 1 as of March 31, 2001 (the "Initial Deposit") and will execute and deliver a Pledge Agreement in favor of Agent in connection therewith in substantially the form attached hereto as Exhibit A.

                  (2) Once information is available to completely and accurately calculate Cash Flow Coverage as of March 31, 2001, Borrower will deposit with Agent additional funds, if any, which when added to the Initial Deposit, if applied to reduce the outstanding principal balance of the Loan, would cause the Property to maintain a minimum Cash Flow Coverage of .75 to 1 as of March 31, 2001. Such additional funds (the "Additional Funds") shall be added to the "Account" and form part of the "Collateral" (as such terms are used in the Pledge Agreement). If an Initial Deposit was not required under (1) above (but would be required under this subsection (2)) and, as a result, a Pledge Agreement was not previously executed, Borrower will timely execute and deliver a Pledge Agreement and related UCC financing statement together with its required deposit of the Additional Funds.

                  (3) Agent's waiver of all rights and remedies available to it with respect to the 12/31/00 Default is without prejudice to its rights to exercise its available rights and remedies in the event of any other Event of Default (whether concerning Cash Flow Coverage or otherwise).

         Agent agrees as follows:

                  (1) In the event the Property fails to comply with the required Cash Flow Coverage of .75 to 1 as of March 31, 2001 (a "3/31/01 Default"), but Borrower timely complies with (1) and (2) above, Agent agrees to waive all rights and remedies available to it with respect to a 3/31/01 Default without prejudice to its rights to exercise its available rights and remedies in the event of any other Event of Default (whether concerning Cash Flow Coverage or otherwise).

                  (2) Agent will return all amounts deposited under this Section 3 to Borrower at such time as the Property has complied with the minimum Cash Flow Coverage requirements of the Loan Agreement for two
         (2) consecutive quarters.

         4. Borrower hereby represents and warrants that (a) Borrower is duly organized and legally existing under the laws of the State of Texas; (b) the execution and delivery of, and performance under this Agreement are within Borrower's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite corporate action and are not in contravention of law or the powers of Borrower's organizational documents; (c) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms, subject to laws regarding creditor's rights and general principles of equity; and (d) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject.

         5. Borrower, upon request from Agent, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Obligations.

         6. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Loan Documents, shall in no way affect the security of the Loan Documents for the payment of the Obligations. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All references to the Loan Agreement in the Loan Documents shall hereafter refer to the Loan Agreement as modified by this Agreement.

         7. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to the Obligations or any Loan Documents.

         8. Upon execution of this Agreement, Borrower shall deliver to Lenders and Agent in form and substance satisfactory to Agent, an opinion of counsel to Borrower and CSLC stating that this Agreement and the Pledge Agreement are valid and binding upon Borrower and CSLC, as applicable, and enforceable in accordance with their terms, subject to laws regarding creditor's rights and general principles of equity.

         9. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all reasonable costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including, without limitation, fees and expenses of legal counsel to Agent and the Lenders.

         10. Borrower hereby releases, remises, acquits and forever discharges Lenders and Agent, together with their employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Loan Agreement or any other Loan Document, or any of the transactions associated therewith, including specifically but not limited to claims of usury.

         11. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         12. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

         13. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

         14. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

         15. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

         16. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         17. Borrower and Agent hereby take notice of and agree to the following:

                  A. PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

                  B. PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

                  C. THE LOAN AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgment, to be effective as of the date first above written.

                                CAPITAL SENIOR LIVING PROPERTIES, INC.,
                                a Texas corporation



                                By:
                                   -------------------------------------------
                                      Name: David R. Brickman
                                      Title:  Vice President


                                BANK ONE, NA, as Agent
                                (Main Office Chicago)



                                By:
                                    ------------------------------------------
                                      Name: Jeffrey A. Etter
                                      Title:  First Vice President

THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

         This instrument was acknowledged before me on March ____, 2001, by David R. Brickman, Vice President of Capital Senior Living Properties, Inc., a Texas corporation, on behalf of said corporation.


                                   --------------------------------------------
                                   Notary Public, State of Texas

                                   --------------------------------------------
                                             (printed name)

My Commission Expires:

-----------------------

THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

         This instrument was acknowledged before me on March ____, 2001, by Jeffrey A. Etter, First Vice President of Bank One, NA, a national association, on behalf of said association, as Agent.



                                   --------------------------------------------
                                   Notary Public, State of Texas

                                   --------------------------------------------
                                             (printed name)

My Commission Expires:

-----------------------

                              CONSENT OF GUARANTOR

         For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CAPITAL LIVING SENIOR CORPORATION, the Guarantor (herein so called) under that certain Unlimited Guaranty (herein so called) dated March 28, 2000 hereby consents to and acknowledges the above modification and the Pledge Agreement and hereby declares to and agrees with Lender that all of the obligations of the Guarantor under the Unlimited Guaranty are and shall be unaffected by said transactions and that the Unlimited Guaranty is hereby ratified and confirmed in all respects.

         Executed on the date of acknowledgment, to be effective as of March 30, 2001.

                                   CAPITAL SENIOR LIVING CORPORATION, a
                                   Delaware corporation



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

         This instrument was acknowledged before me on March ____, 2001, by _______________________, _______________ of Capital Senior Living Corporation, a
Delaware corporation, on behalf of said corporation.



                                   --------------------------------------------
                                   Notary Public, State of Texas

                                   --------------------------------------------
                                             (printed name)

My Commission Expires:

-----------------------

                                    EXHIBIT A

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement") made as of the ____ day of ____________, 2001, by CAPITAL SENIOR LIVING PROPERTIES, INC. ("Pledgor"), in favor of BANK ONE, NA (successor by merger to Bank One, Texas, N.A.), a national banking association, in its capacity as Agent under the Loan Agreement (hereinafter called "Bank"), with its main office in Chicago, Illinois. The parties hereto agree as follows:

                                   WITNESSETH:

         1. Pledgor, Bank and the Lenders named therein are parties to that certain 1999 Amended and Restated Loan Agreement dated as of April 8, 1999, as modified by Modification Agreement dated March 28, 2000, Second Modification Agreement dated August 15, 2000 and Third Modification Agreement (herein so called) dated March 30, 2001 (as from time to time amended, supplemented or restated, the "Loan Agreement").

         2. Capitalized terms not otherwise defined herein have the meaning assigned such terms in the Loan Agreement.

         3. Pursuant to the Loan Agreement, the Bank has agreed to the waiver of a certain Event of Default.

         4. It is a condition precedent to Bank's waiver that, among other things, Pledgor shall have executed and delivered to Bank this Agreement granting to Bank a security interest in the Collateral as defined herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Bank as follows:

                                    ARTICLE I

                           Definitions and References

         Section 1.1. General Definitions. As used herein, the terms "Agreement", "Loan Agreement", "Pledgor", and "Bank" shall have the meanings indicated above, and the following terms shall have the following meanings:

         (a) "Collateral" means all property of whatever type, in which Bank at any time has a security interest pursuant to Section 2.1.

         (b) "Obligations" means all present and future indebtedness, obligations and liabilities of whatever type which are or shall be secured pursuant to Section 2.2.

         1.2 Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement.

         1.3. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

         1.4. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                                   ARTICLE II

                              Pledge and Assignment

         2.1. In order to secure the payment of the secured indebtedness hereinafter referred to and to secure the performance of the secured indebtedness and the performance of each and every covenant, agreement and undertaking of the Pledgor made herein and in the other Loan Documents, Pledgor hereby irrevocably pledges, assigns and grants to Bank a lien on and security interest in the following account (the "Account"):

         Name of Depository                             Identifying Number
             Institution         Type of Account            of Account
         ------------------      ---------------        ------------------

           Bank One, NA            Money Market                 #

together with any and all instruments, documents, agreements and other writings evidencing such account, all sums now or at any time hereafter on deposit therein, all sums now due or to become due with respect to such account and any and all renewals, replacements and proceeds thereof.

The foregoing shall be covered by this Agreement, whether Pledgor's ownership or other rights therein are presently held or hereafter acquired and howsoever Pledgor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                                  ARTICLE III.

                               Obligations Secured

         3.1. This Agreement is made to secure and enforce the payment and performance of the following obligations, indebtedness and liabilities:

                  (a) Loan Agreement Indebtedness. The payment by Pledgor as and when due and payable of all amounts from time to time owing by Pledgor under or in respect of the Loan Documents.

                  (b) Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.

                  (c) Performance. The due performance and observance by Pledgor of all of its other obligations from time to time existing under or in respect of any of the Loan Documents.

         As used herein, the term "secured indebtedness" refers to all present and future indebtedness, obligations, and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Pledgor.

                                   ARTICLE IV.

                          Representations and Covenants

         To induce Bank to accept this Agreement, Pledgor represents as follows:

         4.1. Pledgor has good and marketable title to the Collateral free and clear of all claims, mortgages, security interests, pledges, liens and other encumbrances of every nature whatsoever except the security interest evidenced by this Agreement and has good right and authority to grant a security interest in the Collateral. There are no financing statements covering the Collateral or its proceeds on file in any public office except those in favor of Bank.

         4.2. If the validity or priority of this Agreement or of any rights, titles, liens or interests created or evidenced hereby with respect to the Collateral or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Pledgor with respect thereto, Pledgor will give prompt written notice thereof to Bank and at Pledgor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Bank is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement, and the rights, titles, liens and interest created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Collateral, the removal of prior liens or security interests, and all expenses so incurred of every kind and character shall be a demand obligation owing by Pledgor and shall bear interest each day, from the date of such expenditure until paid, at a rate per annum equal to the Late Payment Rate. All such amounts owing to Bank shall be a part of the secured indebtedness and secured by this Agreement and by the other Loan Documents, and Bank shall be subrogated to all rights of the person, corporation or body politic receiving such payment.

         4.3. Pledgor shall not, without the prior written consent of Bank, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any security interest, encumbrance or charge, against or covering the Collateral or any part thereof (other than the security interest created by this Agreement) and should any of the foregoing become attached hereafter in any manner to any part of the Collateral without the prior written consent of Bank, Pledgor will cause the same to be promptly discharged and released. Pledgor shall not, without the prior written consent of Bank, execute or deliver any check, instrument or other document relating to, or otherwise make or attempt to make any withdrawal from or charge against the Account.

         4.4. Pledgor agrees that, if Pledgor fails to perform any act or to take any action which hereunder Pledgor is required to perform or take or to pay any money which hereunder Pledgor is required to pay, Bank, in Pledgor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Bank and any money so paid by Bank shall be a demand obligation owing by Pledgor to Bank, and Bank upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Pledgor to Bank pursuant to this Agreement shall bear interest each day from the date of expenditure or payment, or other occurrence which gives rise to such amount being owed to Bank, until paid at a rate per annum equal to the Late Payment Rate. All such amounts, together with interest thereon, shall be a part of the secured indebtedness and shall be secured by this Agreement and by the other Loan Documents.

                                   ARTICLE V.

                          Remedies in Event of Default

         5.1. Authorization. Pledgor hereby authorizes Bank in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in Bank's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation: (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Bank with respect to any of the Collateral. Upon the occurrence of any Event of Default, Bank shall be entitled to immediately receive or withdraw and offset any or all funds in the Account against the secured indebtedness.

         5.2. All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and Bank shall, in addition to the remedies herein provided, be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies. Upon an Event of Default, Bank may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Bank in its sole and uncontrolled discretion, and any such action shall not be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Agreement.

         5.3. The powers conferred on Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty (i) as to any Collateral, (ii) as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, or (iii) as to the taking of any action to collect or realize upon the Collateral.

                                   ARTICLE VI.

                            Indemnities and Expenses

         6.1. Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Loan Documents:

         (a) PLEDGOR WILL INDEMNIFY BANK FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING ENFORCEMENT OF THIS AGREEMENT), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, EXCEPT TO THE EXTENT SUCH CLAIMS, LOSSES OR LIABILITIES ARE PROXIMATELY CAUSED BY BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (b) Pledgor will upon demand pay to Bank the amount of any and all costs and expenses, including the reasonable fees and disbursements of Bank's counsel and of any experts and agents, which Bank may incur in connection with
(i) the transactions which give rise to this Agreement, (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement, (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Bank hereunder; or (vi) the failure by Pledgor to perform or observe any of the provisions hereof, except expenses resulting from Bank's gross negligence or willful misconduct.

                                  ARTICLE VII.

                                  Miscellaneous

         7.1. Except as otherwise provided in the Third Modification Agreement, when all of the indebtedness secured by this Agreement has been paid in full, the Loan Agreement has been terminated, and all obligations and liabilities of the Pledgor hereunder shall have been performed and discharged, the pledge, assignment and liens evidenced hereby or provided for herein shall terminate and shall be released at the expense of Pledgor and the Collateral then held as such by Bank shall become free and clear of the same.

         7.2. Bank may at any time and from time to time in writing waive compliance by Pledgor with any covenant herein made by Pledgor to the extent and in the manner specified in such writing, or consent to Pledgor's doing any act which hereunder Pledgor is prohibited from doing, or to Pledgor's failing to do any act which hereunder Pledgor is required to do, to the extent and in the manner specified in such writing, or release any part of the Collateral or any interest therein from this Agreement, or release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Bank hereunder except to the extent specifically agreed to by Bank in such writing.

         7.3. The security rights of Bank hereunder shall not be impaired by any indulgence, moratorium or release granted by Bank including, but not limited to, any renewal, extension or modification which Bank may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Bank may grant in respect of the Collateral, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

         7.4. Bank may waive any default without waiving any other prior or subsequent default. Bank may remedy any default without waiving the default remedied. Neither failure by Bank to exercise, nor delay by Bank in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Bank of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by Bank and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified and if given with the necessary approval of Bank as required in the Loan Agreement. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice of demand in similar or other circumstances. Acceptance by Bank of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

         7.5. If any part of the secured indebtedness cannot be lawfully secured by this Agreement or if any part of the Collateral cannot be lawfully subject to the security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Agreement.

         7.6. Pledgor and Bank intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Loan Agreement limiting the interest for which Pledgor is obligated are expressly incorporated herein by reference. Notwithstanding anything to the contrary herein this Agreement shall never be construed as a contract obligating Pledgor to pay interest in excess of the maximum amount of interest permitted by applicable law from time to time in effect, and Pledgor shall have no liability hereunder to pay interest in excess of such maximum interest.




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



         7.7. Any notice, request, demand or other communication required or permitted hereunder shall be given as provided in the Loan Agreement.

         7.8. To the extent permitted under the Loan Agreement, Bank may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Bank hereunder and in the event of such assignment, Pledgor will assert no claims or defenses they may have against the assignee except those granted in this Agreement.

         7.9. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         7.10. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other Persons or circumstances.

         7.11. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

         7.12. Pledgor will cause this Agreement and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Bank shall reasonably request.

         7.13. The terms, provisions, covenants and conditions hereof shall be binding upon Pledgor, and the successors and assigns of Pledgor, and shall inure to the benefit of Bank and its successors and assigns. All references in this Agreement to Pledgor and Bank shall be deemed to include all such successors and assigns.

         7.14. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such state, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any particular collateral, are governed by the laws of a jurisdiction other than the State of Texas.

         IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first written above.

                                       CAPITAL SENIOR LIVING PROPERTIES, INC.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       Address:

                                       14160 Dallas Parkway
                                       Suite 300
                                       Dallas, TX  75240



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